UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 20, 2015

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CITRIX SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

851 West Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information under this Item 2.02, including the press release attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On October 21, 2015, Citrix Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 20, 2015, Mark B. Templeton retired as the Chief Executive Officer and President of the Company and as a member of the Board of Directors of the Company (the “Board”), and the independent members of the Board unanimously appointed Robert M. Calderoni, Executive Chairman of the Board, as Interim Chief Executive Officer and President of the Company. Mr. Calderoni will continue in his role as Executive Chairman of the Company.

Mr. Calderoni, age 55, has served as a member of the Board since June 2014 and was appointed as Executive Chairman of the Board in July 2015. Since October 2003, Mr. Calderoni has also served on the Board of Juniper Networks, Inc., a publicly-traded networking company; and since March 2007, he has served on the Board of KLA-Tencor, a publicly-traded semiconductor equipment company. Mr. Calderoni also served as Chairman and Chief Executive Officer of Ariba, Inc., a cloud applications and business network company, from October 2001 until it was acquired by SAP AG, a publicly-traded software and IT services company, in October 2012, and then continued as Chief Executive Officer of Ariba following the acquisition until January 2014. Mr. Calderoni also served as a member of the global managing board at SAP AG between November 2012 and January 2014 and as President SAP Cloud at SAP AG from June 2013 to January 2014.

The Company’s previously announced CEO search process, which is being led by a search committee of the Board (the “Search Committee”), to identify a candidate for a permanent Chief Executive Officer and President of the Company continues.  The members of the Search Committee are Mr. Calderoni (Chairman), Godfrey R. Sullivan and Jesse Cohn.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1*	Press release dated October 21, 2015 of Citrix Systems, Inc.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: October 21, 2015	By:	/s/ David J. Henshall
	Name:	David J. Henshall
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press release dated October 21, 2015 of Citrix Systems, Inc.

*Furnished herewith.